Exhibit 25.1
Form T-1

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2) ☐

The Bank Of New York Trust Company, N.A.
(Exact name of trustee as specified in its charter)

(State of incorporation if not a U.S. national bank)	95-3571558 (I.R.S. employer identification no.)

700 South Flower Street Suite 500 Los Angeles, California (Address of principal executive offices)	90017 (Zip code)

Expedia, Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	20-2705720 (I.R.S. employer identification no.)

3150 139th Avenue SE Bellevue, WA (Address of principal executive offices)	98005 (Zip code)

Expedia, Inc. (a Washington corporation)
(Exact name of obligor as specified in its charter)

Washington	91-1996083
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

3150 139th Avenue SE Bellevue, WA (Address of principal executive offices)	98005 (Zip code)

Travelscape, LLC
(Exact name of obligor as specified in its charter)

Nevada	88-0392667
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

3150 139th Avenue SE Bellevue, WA (Address of principal executive offices)	98005 (Zip code)

Hotels.com
(Exact name of obligor as specified in its charter)

Delaware	75-2817683
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

3150 139th Avenue SE Bellevue, WA	98005 (Zip code)
(Address of principal executive offices)

Hotwire, Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	74-2938016 (I.R.S. employer identification no.)

3150 139th Avenue SE Bellevue, WA (Address of principal executive offices)	98005 (Zip code)

TripAdvisor Business Trust
(Exact name of obligor as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation or organization)	01-0852361 (I.R.S. employer identification no.)

3150 139th Avenue SE Bellevue, WA (Address of principal executive offices)	98005 (Zip code)

TripAdvisor LLC
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	04-3503532 (I.R.S. employer identification no.)

3150 139th Avenue SE Bellevue, WA (Address of principal executive offices)	98005 (Zip code)

Interactive Affiliate Network, L.L.C.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	42-1612328 (I.R.S. employer identification no.)

3150 139th Avenue SE Bellevue, WA (Address of principal executive offices)	98005 (Zip code)

Hotels.com, L.P.
(Exact name of obligor as specified in its charter)

Texas (State or other jurisdiction of incorporation or organization)	75-2942061 (I.R.S. employer identification no.)

3150 139th Avenue SE Bellevue, WA (Address of principal executive offices)	98005 (Zip code)

Hotels.com GP, LLC
(Exact name of obligor as specified in its charter)

Texas (State or other jurisdiction of incorporation or organization)	75-2942059 (I.R.S. employer identification no.)

3150 139th Avenue SE Bellevue, WA (Address of principal executive offices)	98005 (Zip code)

HRN 99 Holdings, LLC
(Exact name of obligor as specified in its charter)

New York	13-4179783
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

3150 139th Avenue SE Bellevue, WA (Address of principal executive offices)	98005 (Zip code)

IAN.com, L.P.
(Exact name of obligor as specified in its charter)

Delaware	42-1612329
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

3150 139th Avenue SE Bellevue, WA (Address of principal executive offices)	98005 (Zip code)

Owl Holding Company, Inc.
(Exact name of obligor as specified in its charter)

Delaware	68-0584424
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

3150 139th Avenue SE Bellevue, WA (Address of principal executive offices)	98005 (Zip code)

Classic Vacations, LLC
(Exact name of obligor as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	04-3612673 (I.R.S. employer identification no.)

3150 139th Avenue SE Bellevue, WA (Address of principal executive offices)	98005 (Zip code)

Expedia Partner Services, Inc.
(Exact name of obligor as specified in its charter)

Delaware	5-2872045
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

3150 139th Avenue SE Bellevue, WA (Address of principal executive offices)	98005 (Zip code)

TravelNow.com Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	59-3391244 (I.R.S. employer identification no.)

3150 139th Avenue SE Bellevue, WA (Address of principal executive offices)	98005 (Zip code)

7.456% Senior Notes due 2018
(Title of the indenture securities)

1. General information. Furnish the following information as to the trustee:

(a) Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency
United States Department of the Treasury	Washington, D.C. 20219
Federal Reserve Bank	San Francisco, California 94105
Federal Deposit Insurance Corporation	Washington, D.C. 20429

(b) Whether it is authorized to exercise corporate trust powers.

Yes.

2. Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16. List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.	A copy of the articles of association of The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948).

2.	A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

3.	A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-121948).

4.	A copy of the existing by-laws of the trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121948).

6.	The consent of the trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-121948).

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the trustee, The Bank of New York Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Los Angeles, and State of California, on the 22nd day of January, 2007.

THE BANK OF NEW YORK TRUST
COMPANY, N.A.

By:	/s/ Sandeé Parks
Name: Sandeé Parks
Title: Vice President

EXHIBIT 7

Consolidated Report of Condition of
THE BANK OF NEW YORK TRUST COMPANY, N.A.
of 700 South Flower Street, Suite 200, Los Angeles, CA 90017

At the close of business September 30, 2006, published in accordance with Federal regulatory authority instructions.

Dollar Amounts
in Thousands

ASSETS
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	3,188
Interest-bearing balances	0
Securities:
Held-to-maturity securities	56
Available-for-sale securities	64,467
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold	49,000
Securities purchased under agreements to resell	128,000
Loans and lease financing receivables:
Loans and leases held for sale	0
Loans and leases, net of unearned income	0
LESS: Allowance for loan and lease losses	0
Loans and leases, net of unearned income and allowance	0
Trading assets	0
Premises and fixed assets (including capitalized leases)	3,808
Other real estate owned	0
Investments in unconsolidated subsidiaries and associated companies	0
Not applicable
Intangible assets:
Goodwill	267,486
Other Intangible Assets	15,230
Other assets	40,470

Total assets	$571,705

LIABILITIES
Deposits:
In domestic offices	2,039
Noninterest-bearing	2,039
Interest-bearing	0
Not applicable
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased	0
Securities sold under agreements to repurchase	0
Trading liabilities	0
Other borrowed money:
(includes mortgage indebtedness and obligations under capitalized leases)	58,000
Not applicable
Not applicable
Subordinated notes and debentures	0
Other liabilities	85,004
Total liabilities	145,043

Minority interest in consolidated subsidiaries	0
EQUITY CAPITAL
Perpetual preferred stock and related surplus	0
Common stock	1,000
Surplus (exclude all surplus related to preferred stock)	321,520
Retained earnings	104,139
Accumulated other comprehensive income	3
Other equity capital components	0
Total equity capital	426,662

Total liabilities, minority interest, and equity capital (sum of items 21, 22, and 28)	571,705

I, William J. Winkelmann, Vice President of the above-named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

William J. Winkelmann	)	Vice President

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Michael K. Klugman, President	)
Michael F. McFadden, MD	)	Directors (Trustees)
Frank P. Sulzberger, Vice President	)